Exhibit 10.2

CONSULTING AGREEMENT

THIS CONSULTING AGREEMENT is entered into as of December 1, 2015 between Newco4Pharmacy, LLC., a Georgia corporation (the “Company”) and Stephen Keaveney (“Consultant”).

WHEREAS, the Company desires to engage the services of Consultant to provide the Company with the services as more fully set forth in this Agreement; and WHEREAS, Consultant is desirous of performing such services on behalf of the Company.

NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereby agree as follows:

1.       Consulting Services. Upon the terms and subject to the conditions contained in this Agreement, Consultants hereby agrees that it shall, during the term of this Agreement, undertake the performance of the following services (the “Services”):

(a) CEO Services as directed by the Board of Directors.

2.       Consultant’s Fee and Expenses.

(a) Consultant’s Fee (“Fee”). The Company shall Consultant for providing the Services the following Consulting Fee: (i) pay to the Consultant a monthly cash fee of $10,000.

(b) Expenses. In addition to payment to Consultant of the compensation set forth in Section 2(a) hereof, the Company shall promptly upon request from time to time reimburse Consultant for all reasonable expenses (including, without limitation, travel office rental and other out-of-pocket expenses) incurred by Consultant in connection with its engagement hereunder.

(c) Payment After Termination. The Company shall commit to pay the total amount of fees outlined in this contract of $120,000 regardless of the Consultants performance except for negligence.

3.       Term. 12 months.

4.       No Obligation. Consultant agrees that it is not an agent of the Company and may not bind or obligate the Company. Neither the Company nor Consultant is obligated to deal exclusively with the other. The Company is not obligated nor required to accept any offer of investment from any investor introduced by Consultant, and the Company may refuse in its sole discretion to enter into, negotiate, execute, perform in whole or any part, conclude, or consummate any agreement for an investment in the Company, without liability to Consultant.

5.       Status of Consultant. Consultant is an independent contractor and is not and shall not be considered the Company's agent for any purposes whatsoever. Consultant is not granted any right or authority to assume or create any obligations or liability, express or implied, on the Company’s behalf, or to negotiate on behalf of or bind the Company in any manner whatsoever. Consultant is not licensed as a securities broker or dealer and cannot and will not engage in the sale of securities, or in any other activity for which such or any other license is required.

6.       Confidentiality.

(a) Confidential Information. In connection with activities hereunder, each party shall furnish the other with all reasonable information concerning itself and its operations deemed necessary or appropriate (the “Confidential Information”) and shall provide the other with reasonable access to relevant books, records, officers, directors, employees, accountants and counsel. The parties acknowledge and agree that, in connection with this Agreement, each party will be using and relying upon the Confidential Information without independent verification thereof or independent appraisal of any assets and may, in its sole discretion, use additional in-formation contained in public reports or other information furnished by the other party or third parties.

(b) Confidentiality. Each party agrees that the Confidential Information will be used solely for the purpose of performing the obligations hereunder. Subject to the limitations set forth in section 4(c) below, each party will keep the Confidential Information provided hereunder confidential and will not disclose such Confidential Information or any portion thereof, except: (a) to a third party with the prior written approval of the other party, which third party has executed a confidentiality agreement satisfactory in form and substance to the parties, or (b) to any other person for which the party’s consent to disclose such Confidential Information has been obtained.

(c) Exceptions. The confidentiality obligations under this Agreement shall not apply to any portion of the Confidential Information which: (a) at the time of disclosure to the party or thereafter is generally available to and known by the public (other than as a result of a disclosure directly or indirectly by a party in violation of this Agreement); (b) was available to the party on a non-confidential basis from a source other than the other party, provided that such source is not and was not bound by a confidentiality agreement with a party; (c) has been independently acquired or developed by a party without violating any of its obligations under this Agreement; or (d) the disclosure of which is legally compelled (whether by deposition, interrogatory, request for documents, subpoena, civil or administrative investigative demand or other similar process). In the event that a party becomes legally compelled to disclose any of the Confidential Information, each party shall provide the other party with prompt prior written notice of such requirement so that the other party may seek a protective order or other appropriate remedy and/or waive compliance with the terms of this Agreement.

7.       No Conflicting Agreements. Consultant represents and warrants that he is not a party to any agreement, contract or understanding, whether an employment contract or otherwise, that would restrict or prohibit him from undertaking or performing employment in accordance with the terms and conditions of this Agreement.

8.       Binding Agreement. The rights and obligations of the Company under this Agreement shall inure to the benefit of, and shall be binding on, the Company and its successors and assigns, and the rights and obligations (other than obligations to perform services) of Consultant under this Agreement shall inure to the benefit of, and shall be binding upon, Consultant and his heirs, personal and legal representatives, executors, successors and administrators.

9.       Notices. All notices and other communications pursuant to this Agreement shall be in writing and shall be deemed to be sufficient if contained in a written instrument and shall be deemed given if delivered personally, telecopied, sent by nationally-recognized, overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at their respective addresses (or at such other address for a party as shall be specified by like notice). All such notices and other communications shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery, (ii) in the case of a telecopy, when the party receiving such telecopy shall have confirmed receipt of the communication, (iii) in the case of delivery by nationally-recognized, overnight courier, on the Business Day following dispatch, and (iv) in the case of mailing, on the third Business Day following such mailing. For purposes of this Agreement, “Business Day” shall mean any day, other than a Saturday, Sunday or national legal holiday.

10.    Waiver. The failure of either party to enforce any provision of this Agreement shall not in any way be construed as a waiver of any such provision as to any future violation thereof, or prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted the parties herein are cumulative and the waiver of any single remedy shall not constitute a waiver of such party’s right to assert all other legal remedies available to it under the circumstances.

11.    Governing Law. This Agreement shall be governed by and construed according to the laws of the State of Georgia.

12.    Captions and Paragraph Headings. Captions and paragraph headings used herein are for convenience and are not a part of this Agreement and shall not be used in construing it.

13.    Enforcement Costs. If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any provision of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees, court costs and all expenses even if not taxable as court costs (including, without limitation, all such fees, costs and expenses incident to arbitration, appellate, bankruptcy and post-judgment proceedings), incurred in that action or proceeding, in addition to any other relief to which such party or parties may be entitled.

	COMPANY:		CONSULTANT:
By:		By
Name:	Stephen Keaveney	Name:	Stephen Keaveney
Title:	CEO	Title:	Consultant